UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)         September 25, 2007

Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)

(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On September 27, 2007 Sparton Corporation issued a Press Release announcing the decision of the U.S. Sixth Circuit Court of Appeals in the matter of Sparton Technology, Inc. v. Util-LINK LLC and National Rural Telecommunications Cooperative.
ITEM 8.01. OTHER EVENTS
On September 27, 2007 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing the decision of the U.S. Sixth Circuit Court of Appeals in the matter of Sparton Technology, Inc. v. Util-LINK, LLC and National Rural Telecommunications Cooperative.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS
(c) Exhibits Furnished
Exhibit 99.1      Press Release dated September 27, 2007 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/	David W. Hockenbrocht

David W. Hockenbrocht
Chief Executive Officer
September 27, 2007

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 27, 2007 issued by Sparton Corporation.